UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 30, 2021

AMERGENT HOSPITALITY GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56160	84-4842958
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

Post Office Box 470695

Charlotte, NC

28247

(Address of principal executive office) (zip code)

(Former address of principal executive offices) (zip code)

(704) 366-5122

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class

Common stock, $0.0001 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) Amergent Hospitality Group Inc. (“Amergent”) held its 2021 Annual Meeting of Stockholders (“2021 Annual Meeting”) on December 30, 2021, at which the matters set forth below in response to Item 5.07(b) were submitted to a vote of security holders.

As of the close of business on November 22, 2021, the record date for the Annual Meeting, 15,706,735 shares of the Company’s common stock, $0.0001 par value (“Common Stock”), were outstanding and entitled to vote.

Set forth below are the proposals voted upon at the 2021 Annual Meeting, and the estimated preliminary voting results reported by the Company’s proxy solicitor, Securities Transfer Corporation (the “Proxy Solicitor”), based on the information available to the Proxy Solicitor. Based on the estimated preliminary results from the Proxy Solicitor and subject to the qualifications set forth herein, at least 9,857,899 shares of Common Stock were voted in person or by proxy at the 2021 Annual Meeting, representing more than 62% percent of the shares entitled to be voted.

The numbers depicted may not reflect the actual results, which are being tabulated by the independent inspector of election (the “Inspector of Election”). The Inspector of Election is the only person who will be able to count, tabulate and validate the votes to reflect, among other items: the net effect of legal proxies and other ballots or proxy cards voted at the 2021 Annual Meeting.

These preliminary voting results will ultimately be updated through the filing of an amendment to this Current Report on Form 8-K to reflect the final certification of results from the Inspector of Election. There can be no assurance that the outcome of the final results will be consistent with the outcome of the estimated vote results indicated on this Form 8-K.

(b) The estimated preliminary voting results from the Proxy Solicitor for the proposals presented at the 2021 Annual Meeting are as follows:

Proposal No. 1

The estimated preliminary votes for and against each nominee and abstentions are set forth below. The five nominees will be elected to the board after certification of the final results by the Inspector of Election.

To elect Michael D. Pruitt, Frederick L. Glick, Keith J. Johnson, Neil G. Kiefer and J. Eric Wagoner to serve a one-year term until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification:

		Vote		Broker
	Vote For	Against	Abstentions	Non-Vote
Michael D. Pruitt	5,948,614	79,904	0	*
Frederick L. Glick	724,601	121,947	0	*
Keith J. Johnson	5,910,811	116,799	0	*
Neil G. Kiefer	5,948,484	80,034	0	*
J. Eric Wagoner	5,911,714	116,804	0	*

Proposal No. 2

To approve the Amergent 2021 Equity Incentive Plan:

	Vote		Broker
Vote For	Against	Abstentions	Non-Vote
5,634,076	422,275	17,027	*

Proposal No. 3

To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021:

	Vote
Vote For	Against	Abstentions
9,799,955	54,042	3,902

Proposal No. 4

To approve, on an advisory basis, the compensation of our Named Executive Officers (as defined in the Proxy Statement) (say-on-pay advisory vote):

	Vote
Vote For	Against	Abstentions
5,622,129	438,422	12,802

Proposal No. 5

To vote, on an advisory basis, on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our Named Executive Officers (say-on-frequency advisory vote):

One Year	Two Years	Three Years	Abstentions
1,061,780	23,733	4,853,834	134,026

*to be determined and reported on Form 8-K with all final voting results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2022

Amergent Hospitality Group Inc.

By:	/s/ Michael D. Pruitt
Michael D. Pruitt
Chief Executive Officer